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EXHIBIT 99.2

                               ERF WIRELESS, INC.
             INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED COMBINED
                              FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements are based on the historical financial statements of ERF Wireless, Inc. and TSTAR INTERNET, INC., as described in the accompanying notes to the unaudited pro forma combined financial statements. We acquired TSTAR on October 31, 2007.

The accompanying unaudited pro forma combined balance sheet is presented as if the acquisition of TSTAR occurred on September 30, 2007. The unaudited pro forma combined statements of operations for the year ended December 31, 2006 and for the nine months ended September 30, 2007, are presented as if the acquisition of TSTAR had occurred on January 1, 2006. All material adjustments to reflect the acquisition and the repayment of the borrowings under the amended credit facility are set forth in the column "Pro Forma Adjustments."

The pro forma data is for informational purposes only and may not necessarily reflect future results of operations or financial position or what the results of operations or financial position would have been had ERF Wireless, Inc. and TSTAR been operating as combined entities for the periods presented. The unaudited pro forma combined financial statements should be read in conjunction historical financial statements, including the notes thereto, of ERF Wireless, Inc. included in our Form 10-KSB for the year ended December 31, 2006 filed on April 17, 2007, and the historical financial statements included elsewhere in the Form 8-K.


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
                                                          ERF WIRELESS, INC.
                                                  PRO FORMA COMBINED BALANCE SHEET
                                                         SEPTEMBER 30, 2007
                                                          ($ in thousands)
                                                             (UNAUDITED)


                                                        ERF WIRELESS       TSTAR         PRO FORMA                       PRO FORMA
                      ASSETS                            (REGISTRANT)     (TARGET)       ADJUSTMENTS        NOTES         COMBINED
                                                       -------------   -------------   -------------   -------------   -------------

CURRENT ASSETS
   Cash and cash equivalents                          $         938   $          13   $          --                   $         951
   Accounts receivable, net                                     372              --              --                             372
   Inventories                                                  101              --              --                             101
   Cost and profit in excess of billings                        100              --              --                             100
   Prepaid expenses and other                                   395              --              --                             395
                                                      -------------   -------------   -------------                   -------------
      TOTAL CURRENT ASSETS                                    1,906              13              --                           1,919
                                                      -------------   -------------   -------------                   -------------

PROPERTY AND EQUIPMENT
   Property and equipment                                     1,633             340             (87)        A                 1,886
   Less accumulated depreciation                               (398)           (290)            290         A                  (398)
                                                      -------------   -------------   -------------                   -------------
      TOTAL PROPERTY AND EQUIPMENT                            1,235              50             203                           1,488
                                                      -------------   -------------   -------------                   -------------

OTHER ASSETS
   Goodwill                                                      --              --             331         B                   331
   Intangible assets, net                                       164              --             550         B                   714
   Other assets                                                  27              --              --                              27
                                                      -------------   -------------   -------------                   -------------
TOTAL ASSETS                                          $       3,332   $          63   $       1,084                   $       4,479
                                                      =============   =============   =============                   =============

       LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
   Notes payable and current portion of
     long-term debt                                   $         296   $           5   $         130         C         $         431
   Capital lease current portion of long-term
     capital lease payable                                       84              --              --                              84
   Advances payable related party                                --             186            (186)        D                    --
   Accounts payable                                             462              --              --                             462
   Accrued expenses                                             662              47             (30)        C                   679
   Derivative liabilities                                       352              --              --                             352
   Deferred liability lease                                     169              --              --                             169
   Billing in excess of cost                                    121              --              --                             121
   Deferred revenue                                              16              --              --                              16
                                                      -------------   -------------   -------------                   -------------
      TOTAL CURRENT LIABILITIES                               2,162             238             (86)                           2,314
                                                      -------------   -------------   -------------                   -------------

LONG-TERM LIABILITIES:
   Long-term debt, net of current portion                     2,414               5             220         E                 2,639
   Capital lease, net of current portion                        407              --              --                             407
   Deferred liability lease                                     517              --              --                             517
   Deferred revenue                                              12              --              --                              12
                                                      -------------   -------------   -------------                   -------------
      TOTAL LONG-TERM LIABILITIES                             3,350               5             220                           3,575
                                                      -------------   -------------   -------------                   -------------

COMMITMENTS AND CONTINGENT LIABILITIES

SHAREHOLDERS' DEFICIT:
   Preferred stock                                                3              --              --                               3
   Common stock                                                  53               1              (1)        F                    53
   Additional paid in capital                                13,827              --             770       A, G               14,597
   Accumulated deficit                                      (16,063)           (181)            181         F               (16,063)
                                                      -------------   -------------   -------------                   -------------
      TOTAL SHAREHOLDERS' DEFICIT                            (2,180)           (180)            950                          (1,410)
                                                      -------------   -------------   -------------                   -------------

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT           $       3,332   $          63   $       1,084                   $       4,479
                                                      =============   =============   =============                   =============


SEE NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

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                                                     ERF WIRELESS, INC.
                                         PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                        FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007
                                        ($ in thousands, except for per share data)
                                                        (UNAUDITED)


                                            ERF WIRELESS        TSTAR          PRO FORMA                         PRO FORMA
                                            (REGISTRANT)       (TARGET)       ADJUSTMENTS         NOTES         ADJUSTMENTS
                                            -----------      -----------      -----------      -----------      -----------

SALES:
   Products                                 $     1,657      $       893      $        --                       $     2,550
   Services                                       2,391               --               --                             2,391
   Other                                            117               --               --                               117
                                            -----------      -----------      -----------                       -----------
TOTAL SALES                                       4,165              893               --                             5,058
                                            -----------      -----------      -----------                       -----------

COSTS OF GOODS SOLD:
   Products and integration services              1,736              434               --                             2,170
   Rent, repairs and maintenance                    138               22               --                               160
   Salary and related cost                          378               --               --                               378
   Depreciation                                     143               22               --                               165
   Other cost                                       302               --               --                               302
                                            -----------      -----------      -----------                       -----------
TOTAL COSTS OF GOODS SOLD:                        2,697              478               --                             3,175
                                            -----------      -----------      -----------                       -----------

GROSS PROFIT                                      1,468              415               --                             1,883
                                            -----------      -----------      -----------                       -----------

OPERATING EXPENSES:                                  --
    Selling, general and administrative           4,465              386               --                             4,851
Depreciation and amortization                       203                6              207          H                    416
                                            -----------      -----------      -----------                       -----------

TOTAL OPERATING EXPENSE                           4,668              392              207                             5,267
                                            -----------      -----------      -----------                       -----------

INCOME (LOSS) FROM OPERATIONS                    (3,200)              23             (207)                           (3,384)
                                            -----------      -----------      -----------                       -----------

OTHER INCOME (EXPENSE):
   Interest income                                    1               --               --                                 1
   Interest expense                                (904)              (4)              --          I                   (908)
   Other income                                      --               10               --                                10
   Loss on sale of assets                            (3)              --               --                                (3)
   Warrant expense                                 (128)              --               --                              (128)
   Derivative Expense                              (202)              --               --                              (202)
                                            -----------      -----------      -----------                       -----------
TOTAL OTHER INCOME (EXPENSE)                     (1,236)               6               --                            (1,230)
                                            -----------      -----------      -----------                       -----------

                                            -----------      -----------      -----------                       -----------
NET INCOME (LOSS)                           $    (4,436)     $        29      $      (207)                      $    (4,614)
                                            ===========      ===========      ===========                       ===========

NET INCOME (LOSS) PER COMMON SHARE:
   Basic                                    $     (0.12)     $        --      $        --                       $     (0.13)
   Diluted                                  $     (0.12)     $        --      $        --                       $     (0.13)


SEE NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

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                                                     ERF WIRELESS, INC.
                                         PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                            FOR THE YEAR ENDED DECEMBER 31, 2006
                                        ($ in thousands, except for per share data)
                                                        (UNAUDITED)


                                                       ERF WIRELESS       TSTAR         PRO FORMA                       PRO FORMA
                                                       (REGISTRANT)      (TARGET)      ADJUSTMENTS        NOTES        ADJUSTMENTS
                                                       -----------     -----------     -----------     -----------     -----------

SALES:
   Products                                            $     1,084     $        --     $        --                     $     1,084
   Services                                                    586           1,205              --                           1,791
   Other                                                        46              --              --                              46
                                                       -----------     -----------     -----------                     -----------
TOTAL SALES                                                  1,716           1,205              --                           2,921
                                                       -----------     -----------     -----------                     -----------

COSTS OF GOODS SOLD:
   Products and integration services                           993             561              --                           1,554
   Rent, repairs and maintenance                                67              24              --                              91
   Salary and related cost                                      91              --              --                              91
   Depreciation                                                 54              27              --                              81
   Other cost                                                   59              --              --                              59
                                                       -----------     -----------     -----------                     -----------
TOTAL COSTS OF GOODS SOLD:                                   1,264             612              --                           1,876
                                                       -----------     -----------     -----------                     -----------

GROSS PROFIT                                                   452             593              --                           1,045
                                                       -----------     -----------     -----------                     -----------

Operating expenses:
    Selling, general and administrative                      5,502             498              --                           6,000
Depreciation and amortization                                  254               8             275         J                   537
                                                       -----------     -----------     -----------                     -----------

TOTAL OPERATING EXPENSE                                      5,756             506             275                           6,537
                                                       -----------     -----------     -----------                     -----------

INCOME (LOSS) FROM OPERATIONS                               (5,304)             87            (275)                         (5,492)
                                                       -----------     -----------     -----------                     -----------

OTHER INCOME/(EXPENSE):
   Interest income                                               5              --              --                               5
   Interest expense                                           (738)             (7)             --         K                  (745)
   Loss on extinguishment of debt                              (48)             --              --                             (48)
   Other income                                                 --              --              --                              --
   Warrant expense                                             (76)             --              --                             (76)
   Derivative income                                           929              --              --                             929
                                                       -----------     -----------     -----------                     -----------
TOTAL OTHER INCOME (EXPENSE)                                    72              (7)             --                              65
                                                       -----------     -----------     -----------                     -----------

                                                       -----------     -----------     -----------                     -----------
NET INCOME (LOSS)                                      $    (5,232)    $        80     $      (275)                    $    (5,427)
                                                       ===========     ===========     ===========                     ===========

Deemed dividend related to beneficial
    conversion feature of preferred stock                     (130)             --              --                            (130)
                                                       ===========     ===========     ===========                     ===========

NET INCOME (LOSS) APPLICABLE TO COMMON SHAREHOLDERS    $    (5,362)    $        80     $      (275)                    $    (5,557)
                                                       ===========     ===========     ===========                     ===========

NET INCOME (LOSS) PER COMMON SHARE:
   Basic                                               $     (0.37)    $        --     $        --                     $     (0.39)
   Diluted                                             $     (0.37)    $        --     $        --                     $     (0.39)


SEE NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS


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                                ERF WIRELESS, INC
                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

NOTE 1 - PURCHASE PRICE

On October 31, 2007, ERFW Wireless, Inc (ERFW) completed the purchase of assets from TSTAR INTERNET INC. under the Asset Purchase Agreement dated October 31, 2007. Under the Asset Purchase Agreement, ERFW acquired the wireless internet service provider ("WISP"), which includes all of the current customers, network infrastructure equipment and tower leases. The acquisition will also enhance and increase the Company's footprint in central Texas covering the Llano and Burnet counties. At the time of the transaction, there were no material relationships between the seller and ERFW or any of its affiliates, or any director or officer of ERFW, or any associate of any such officer or director. ERFW paid $1,100,000 in cash, notes and securities and assumed $17,000 in current liabilities and $10,000 in note payables.

The purchase price allocation is as follows (in thousands):

               Cash                                     $    13
               Property and equipment FMV                   253
               Goodwill                                      49
               Identifiable intangible assets               826
               Accounts payable and accrued expenses        (17)
               Note payable                                 (10)
                                                        -------
               Total adjusted purchase price            $ 1,114
                                                        =======



The amount allocated to identifiable intangible assets was determined by the company's management. Other intangibles assets are being amortized over their useful life in accordance with the guidance contained in the Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standard No. 142 ("SFAS 142") "Goodwill and Other Intangible Assets".

                Goodwill                                $    49
                Non-compete agreement                        90
                Customer relationships                      736
                                                        -------
                Total identifiable intangible assets    $   875
                                                        =======


NOTE 2 - PRO FORMA ADJUSTMENTS TO THE COMBINE CONSOLIDATED FINANCIAL STATEMENTS

         PRO FORMA COMBINED BALANCE SHEET AT SEPTEMBER 30, 2007:

         A. Property and equipment - to adjust TSTAR property and equipment to estimated fair market value at acquisition.

         B. Goodwill and Intangible assets - TSTAR acquisition, to record the identifiable goodwill and intangible assets acquired in the TSTAR transaction.

         C. Short-term liabilities and other accrued liabilities - to eliminate all TSTAR short-term liabilities not assumed by ERF Wireless Inc. and to record the short term portion $350,000 note in accordance under the asset purchase agreement. Also to adjust accrued liabilities acquired from TSTAR to fair market value of liabilities acquired.

         D. Advances payable related party - to eliminate related party payables not assumed by ERF Wireless Inc.

         E. Long-term liabilities - to eliminate all TSTAR long-term liabilities not assumed by ERF Wireless Inc. and to record long-term portion $350,000 note in accordance under the asset purchase agreement.

         F. Stockholders' equity to eliminate all TSTAR stockholders' equity.

         G. Additional paid in capital - to record restricted stock issued for the acquisition of TSTAR.


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                                ERF WIRELESS, INC
                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)


         PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR NINE MONTHS ENDED SEPTEMBER 30, 2007:

         H. Operating expense, depreciation and amortization expense - Increased by $207,000 related to the amortization of intangible assets from the TSTAR acquisition.

         PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR YEAR ENDED DECEMBER 31, 2006:

         I. Operating expense, depreciation and amortization expense - Increased by $275,000 related to the amortization of intangible assets from the TSTAR acquisition.


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